UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2019  (November 30, 2018)

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street
P.O. Box 7000, El Dorado, Arkansas	71730-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

As previously disclosed in its Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on December 3, 2018 (the Original Form 8-K), on November 30, 2018, Murphy Exploration & Production Company – USA (Murphy), a wholly owned subsidiary of Murphy Oil Corporation (the Company), and Petrobras America Inc. (PAI), a subsidiary of Petróleo Brasileiro S.A., entered into a transaction pursuant to the terms of the Contribution Agreement (the Contribution Agreement), dated as of October 10, 2018, among Murphy, PAI and MP Gulf of Mexico, LLC (MP GOM), a limited liability company previously 100% owned by Murphy. The Transaction has an effective date of October 1, 2018.

Pursuant to the Contribution Agreement, Murphy contributed its interests in the Dalmatian, Clipper, Front Runner, Habanero, Kodiak, Tahoe,  Thunder Hawk, and Medusa fields and its interest in the Medusa Spar LLC to MP GOM, and PAI contributed its interests in the Cascade, Chinook, Lucius, St. Malo, Cottonwood, South Marsh Island, Northwestern, and South Hadrian fields and its interests in exploration blocks in the U.S. Gulf of Mexico to MP GOM. Murphy also paid cash consideration of $900 million, subject to normal closing adjustments, to PAI on behalf of MP GOM. Additionally, PAI can earn an additional contingent consideration up to $150 million if certain price and production thresholds are exceeded beginning in 2019 through 2025. Also, Murphy will carry $50 million of PAI costs in the St. Malo field if certain enhanced oil recovery projects are undertaken. As a result of the transaction, PAI received a 20% membership interest in MP GOM, and Murphy’s membership interest in MP GOM was reduced to 80%. Murphy controls the operations of MP GOM, subject to certain PAI minority rights. In addition, Murphy is the contract operator of MP GOM’s assets. Murphy funded the transaction through a combination of cash-on-hand and its senior credit facility.

This Current Report on Form 8-K/A amends and supplements the Original Form 8-K to provide (1) the Audited and Unaudited Statements of Revenue and Direct Operating Expenses for the Transaction (for the periods described in Item 9.01(a) below), the notes related thereto, and the Report of the Independent Auditors thereto and (ii) the Unaudited Pro Forma Consolidated Financial Statements described in Item 9.01(b) below.  This Current Report on Form 8-K/A should be read in connection with the Original Form 8-K, which provides a more complete description of the Transaction.

Item 9.01 Financial Statements and Exhibits

    (a)         Financial Statements of the Business Acquired

Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 2017 and Unaudited Statement of Revenues and Direct Operating Expenses of the Transaction for the nine months ended September 30, 2018 and 2017, and the related notes thereto, are attached as Exhibit 99.1.

    (b)         Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of the Company for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, and the related notes thereto, are attached hereto as Exhibit 99.2.

(d)	Exhibits

23.1	Consent of KPMG LLP
99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

	By:	/s/ Christopher D. Hulse
Christopher D. Hulse
Vice President and Controller

Date: February 12, 2019

Exhibit Index

23.1	Consent of KPMG LLP
99.1	Audited and Unaudited Statements of Revenues and Direct Operating Expenses
99.2	Unaudited Pro Forma Consolidated Financial Statements